SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 28, 2003

                             VILLAGEWORLD.COM, INC.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


                                    New York
                        ---------------------------------
                 (State or other jurisdiction of incorporation)


      0-28058                                       11-3137508
     --------                              -------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

                 110 Ricefield Lane, Hauppauge, New York  11788
                 ----------------------------------------------
         (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code (631) 231-2070


              620 Johnson Avenue, Suite 1B, Bohemia, New York 11716
              -----------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM  5.          OTHER  EVENTS

     The address and phone number of the Company has changed. The Company's new address is 110 Ricefield Lane, Hauppauge, New York 11788; Telephone No. (631) 231-2070; Fax No. (631) 231-2046.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              VILLAGEWORLD.COM,  INC.
                                              -----------------------
                                                    (Registrant)


Date:  October  28,  2003          By:          /s/
                                      ----------------------------
                                       Celia  I.  Schiffner
                                       Chief  Financial  Officer